UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

BrightSpring Health Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41938	82-2956404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 N. Whittington Parkway
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 502 394-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTSG	The Nasdaq Stock Market LLC
6.75% Tangible Equity Units	BTSGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by BrightSpring Health Services, Inc. (the “Company”) on January 21, 2025, Res-Care, Inc. (“Res-Care”), a wholly owned subsidiary of the Company, certain other affiliated entities, and the Company, entered into a Purchase Agreement, dated January 17, 2025, as amended by that certain First Amendment to Purchase Agreement dated December 5, 2025 (collectively, the “Agreement”), with National Mentor Holdings, Inc. (the “Purchaser”), pursuant to which Res-Care agreed to sell, transfer and assign to the Purchaser certain assets, equity interests and liabilities as set forth in the Agreement used primarily in the Company’s community living services, home and community based waiver programs, and intermediate care facilities (collectively, the “Transaction”).

On March 30, 2026, upon the terms and subject to the conditions set forth in the Agreement, the Transaction was completed. The aggregate consideration paid to the Company at the closing of the Transaction was $835 million, subject to typical adjustments for working capital and other customary items.

The foregoing description of the Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Agreement, which is filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the closing of the Transaction, Robert Barnes, who served as President, ResCare Community Living, resigned from the Company. Mr. Barnes is not entitled to any severance benefits in connection with his resignation from the Company, but in consideration for his service, the Company will accelerate the vesting of (i) 15,540 restricted stock units, which would otherwise vest of January 25, 2027, which will now vest on March 30, 2026, and (ii) 5,640 stock options, which would otherwise vest on January 25, 2027, which will now vest on March 30, 2026. Mr. Barnes' resignation did not result from any disagreement with the Company regarding its operations, policies, or practices.

Item 7.01 Regulation FD Disclosure.

In connection with the closing of the Transaction, the Company issued a press release on March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statements of operations for the Company for the year ended December 31, 2025, and an unaudited pro forma condensed consolidated balance sheet of the Company as of December 31, 2025, in each case giving effect to, among other things, the Transaction, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1*

Purchase Agreement, dated January 17, 2025, by and among Res-Care, Inc., certain other affiliated entities, National Mentor Holdings, Inc., and BrightSpring Health Services, Inc. (solely for purposes of Section 5.24) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 21, 2025).

2.2

First Amendment to Purchase Agreement, dated December 5, 2025, by and among Res-Care, Inc., certain other affiliated entities, National Mentor Holdings, Inc., and BrightSpring Health Services, Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Annual Report on Form 10-K filed February 27, 2026).

99.1	Press Release of BrightSpring Health Services, Inc., dated March 31, 2026.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules or similar attachments upon request by the SEC or its staff.

Cautionary Note Concerning Factors That May Affect Future Results

This Current Report on Form 8-K contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “estimates,” “projects,” “anticipates,” “expects,” “could,” “intends,” “may,” “will,” “should,” “forecast,” “intend,” “plan,” “potential,” “project,” “target” or, in each case, their negative, or other variations or comparable terminology. Forward-looking statements include all statements that are not statements of historical facts. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent reports. These forward-looking statements speak only as of the date of this report, and the Company does not assume any obligation to update or revise any forward-looking statement made in this report or that may from time to time be made by or on behalf of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTSPRING HEALTH SERVICES, INC.

Date:	March 31, 2026	By:	/s/ Jennifer Phipps
		Name: Title:	Jennifer Phipps Executive Vice President and Chief Financial Officer